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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -------------------------

                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 13, 1998
                                                          ------------



                            RICHFOOD HOLDINGS, INC.
                            -----------------------
              (Exact name of registrant as specified in charter)


     Virginia                       0-16900                     54-1438602
--------------------              ------------               -------------------
  (State or other                 (Commission                (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)


  4860 Cox Road, Suite 300
    Glen Allen, Virginia                                           23060
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 (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (804) 915-6000
                                                           --------------



                                Not Applicable
                       ---------------------------------
         (former name or former address if changed since last report)



                              Page 1 of 8 pages.
                       Exhibit Index appears on page 8.
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                     INFORMATION TO BE INCLUDED IN REPORT


ITEM 2:      ACQUISITION OR DISPOSITION OF ASSETS
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  On May 13, 1998, Richfood Holdings, Inc., a Virginia corporation ("Richfood"), announced the completion of the tender offer by DGC Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Richfood ("DGC"), for all of the outstanding shares of common stock, par value $1.00 per share (the
"Shares"), of Dart Group Corporation, a Delaware corporation ("Dart"), at a purchase price of $160.00 per share, net to the seller in cash. The tender offer, which commenced on April 15, 1998, was made upon the terms and subject to the conditions contained in the Offer to Purchase, dated April 15, 1998, by Richfood and DGC and the related Letter of Transmittal (which, together with any amendments and supplements thereto constituted the "Offer"). The Offer expired at 12:00 midnight, New York City time, Tuesday, May 12, 1998. At that time, 1,180,503 Shares, constituting approximately 96% of the Shares outstanding, were validly tendered and not withdrawn. On May 13, 1998, all of the validly tendered Shares were accepted for purchase.

     Richfood completed the acquisition of Dart on May 18, 1998, by merging its wholly-owned subsidiary, DGC, with and into Dart, with Dart surviving as a wholly-owned subsidiary of Richfood (the "Merger"). In the Merger, Shares that were not tendered in the Offer (excluding shares owned, directly or indirectly, by Dart or any wholly-owned subsidiary of Dart or Richfood, DGC or any other wholly-owned subsidiary of Richfood and excluding Dissenting Shares (as defined in the Agreement and Plan of Merger (the "Agreement"), dated as of April 9, 1998, by and among Richfood, DGC and Dart)) were automatically converted into the right to receive $160.00 per Share in cash. The Offer and Merger were conducted pursuant to the Agreement.

     The aggregate purchase price for the Shares acquired in the Offer or converted in The Merger, and for the cash settlement and cancellation of previously outstanding options to purchase Shares, was

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$201,116,325, which was determined in arms-length negotiations. The purchase price was funded from borrowings under a credit facility provided by First Union National Bank ("First Union"), as lender and administrative agent for a syndicate of banks, in an aggregate amount of $450 million, $250 million of which is a five-year revolving credit facility and $200 million of which is an eighteen month term loan. Borrowings under the facility bear interest at a variable rate per annum, which is initially equal to LIBOR plus 1%. The representations, warranties and covenants set forth in the credit facility are substantially similar to those set forth in Richfood's previously existing credit facilities with First Union, as lender and administrative agent for a syndicate of banks. The new credit facility contain provisions requiring early repayment of the term loan portion thereof with: the net proceeds of any new offerings of equity securities by Richfood; net proceeds of borrowings of long-term debt under any new credit facilities entered into by Richfood or any of its wholly-owned subsidiaries; and with the net proceeds of any sale of Dart's interests in (i) Trak Auto Corporation, a Delaware corporation ("Trak"), the stock of which is 67.1% owned by Dart, (ii) Crown Books Corporation, a Delaware corporation ("Crown"), the stock of which is 52.3% owned by Dart, (iii) Total Beverage Corporation, a Delaware corporation and wholly-owned subsidiary of Dart ("Total Beverage") and (iv) certain real estate assets.

     As of the acquisition date, Dart, headquartered in Landover, Maryland, was comprised of (i) Shoppers Food Warehouse Corporation, a Delaware corporation ("Shoppers"), which operates a chain of 37 supermarkets in the greater Washington, D.C. metropolitan area and is 100% owned by Dart; (ii) Trak, a publicly owned retailer of auto parts; (iii) Crown, a publicly owned retailer of popular books; and (iv) Total Beverage, a discount beverage retailer based in Washington, D.C.

     With the acquisition of Shoppers, Richfood's Retail Grocery Division operates approximately 100 supermarkets in the Mid-Atlantic region. Shoppers had approximately $850 million in sales in 1997 and is the third largest supermarket operator in the Greater Washington, D.C. market, holding approximately a 14% market share. Shoppers operates warehouse-style, price-impact supermarkets that are positioned to offer the lowest overall prices in its market area by passing on to the consumer

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the savings achieved through operating efficiencies and lower overhead associated with the warehouse format, while providing the product selection and quality associated with a conventional format. Although similar in many respects to conventional supermarket operators, Shoppers distinguishes itself by providing low-price leadership while still emphasizing quality. By combining higher-end specialty departments with self-service and discount price features, Shoppers believes that it has established a unique niche among supermarket operators in Greater Washington, D.C. Prior to the acquisition, Shoppers was Richfood's second largest wholesale customer, accounting for approximately $300 million, or 9%, of Richfood's sales in fiscal 1998. Richfood intends to operate Shoppers as a distinct unit separate from its other retail and wholesale operations and does not presently plan to make any material changes to Shoppers' strategic focus or operational format.

  Richfood intends, as soon as practicable, to cause Dart to divest its ownership of Crown and Trak. Such transactions could take one or more of the following forms: (i) a sale of Dart's equity interests in Crown or Trak, or a distribution of such equity interests to Richfood to be followed by a spin-off of such equity interests to Richfood's shareholders; (ii) a sale of all of the outstanding equity of Crown or Trak pursuant to a merger, tender offer or share exchange; (iii) a sale of all or substantially all of the assets of Crown or Trak, followed by a distribution of the net proceeds thereof to the respective stockholders of Crown or Trak; (iv) a recapitalization of Crown or Trak; or (v) a liquidation of Crown or Trak. On May 22, 1998, Dart completed the sale of the common stock of Total Beverage to an unaffiliated third party. Terms of the transaction were not disclosed.

  Additional information with respect to the transaction described herein is set forth in the exhibits hereto, which are incorporated herein by reference.


ITEM 7:      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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       a) Financial Statements of Business Acquired
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     The following Audited Historical Financial Statements of Dart are
     incorporated by reference to Dart's Annual Report on Form 10-K for the fiscal year ended January 31, 1998, as filed with the Securities and Exchange Commission on May 1, 1998 (SEC file no. 0-1946):

     Report of Independent Public Accountants

     Consolidated Balance Sheets as of January 31, 1997 and January 31, 1998

     Consolidated Statements of Operations for the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998

     Consolidated Statements of Stockholders' Equity for the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998

     Consolidated Statements of Cash Flows for the fiscal years ended January 31, 1996, January 31, 1997 and January 31, 1998

     Notes to Consolidated Financial Statements


  b) Pro Forma Financial Information
     -------------------------------


     Registrant has determined that it is impracticable to file the required pro forma financial information concurrently with this Form 8-K. Registrant will file such pro forma financial information by amendment as soon as practicable, but not later than July 27, 1998.


  c) Exhibits
     --------

        Number   Exhibit
        ------   -------

          2.1 Agreement and Plan of Merger, dated as of April 9, 1998, by and among Richfood, DGC and Dart.



          4.1    Credit Agreement, dated as of May 12, 1998, by and among

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                 Richfood, as Borrower, First Union National Bank, as
                 Administrative Agent, Crestar Bank, as Syndication Agent and The First National Bank of Chicago, as Documentation Agent.

          23.1   Consent of Arthur Andersen LLP.

          Pursuant to Rule 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to the foregoing Exhibits.

                             SIGNATURE PAGE FOLLOWS


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                                  SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  RICHFOOD HOLDINGS, INC.



Date:  May 28, 1998               By: /s/ John E. Stokely
                                     --------------------------------
                                       John E. Stokely
                                       President and Chief Executive Officer

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EXHIBIT INDEX



Exhibit No.    Description                                                           Page
-----------    -----------                                                           ----
(a)            Agreement and Plan of Merger, dated as of April 9, 1998, by and among Richfood, DGC and Dart (incorporated by reference to Exhibit
               (c) to the Tender Offer Statement on Schedule 14D-1 filed with the
               Securities and Exchange Commission by Richfood and DGC on April 15,
               1998).

(b) Credit Agreement, dated as of May 12, 1998, by and among Richfood, as Borrower, First Union, as Administrative Agent, Crestar Bank, as
               Syndication Agent (incorporated by reference to Exhibit (b) to the Form 13D filed with the Securities and Exchange Commission by Richfood on May 26, 1998, reporting Richfood's beneficial ownership of the Trak Shares).

(c)            Consent of Arthur Andersen LLP.

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